Supplement dated February 29, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company of New York.

The following Fund will be liquidated effective on April 29, 2016 (“Liquidation Date”):

Wells Fargo VT Intrinsic Value Fund – class 2

On the Liquidation Date, the above Fund will no longer be available under your Annuity contract, and any Contract Value allocated to this liquidated Fund will be transferred, as of the close of business on the Liquidation Date, to the Default Transfer Fund, as follows:

Liquidated Fund	Default Transfer Fund

Wells Fargo VT Intrinsic Value Fund – class 2	Dreyfus VIF – Money Market Portfolio*

*Effective May 1, 2016, subject to shareholder approval, the Dreyfus VIF – Money Market Portfolio will implement several changes to enable it to operate as a government money market fund. Specifically, the Portfolio will: (i) remove the Portfolio's fundamental investment restriction that requires the Portfolio to invest at least 25% of its assets in obligations issued by banks under normal market conditions; and (ii) invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  In addition, the name of the Portfolio will be changed to Dreyfus VIF – Government Money Market Portfolio.

Please note that you have the ability to transfer out of the above Liquidated Fund any time prior to the Liquidation Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract.  Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Dreyfus VIF - Government Money Market Portfolio as the result of the liquidation can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Liquidation Date, the above-listed Liquidated Fund will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the above Liquidated Fund will be deemed instruction for the Dreyfus VIF - Government Money Market Portfolio.  This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You may wish to consult with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.